Exhibit 99.1
Media Relations Contacts:
Ms. Mary De La Garza
mary.delagarza@idearc.com
972-453-7016
Investor Relations Contact:
Mr. Samuel D. (Dee) Jones
dee.jones@idearc.com
972-453-7364
IDEARC ANNOUNCES YEAR TO DATE
AND SECOND QUARTER 2008 RESULTS
DALLAS – July 29, 2008 – Idearc Inc. (NYSE: IAR) today announced financial results for the second quarter and six months ended June 30, 2008.

     Scott W. Klein, the Company’s chief executive officer, said, “As I complete my first sixty days with Idearc, I see opportunities everywhere. The future is in our hands and we aren’t going to accept the economy as an excuse. It is clear that we have not made the leap from operating as a division of Verizon to being a stand alone public company. You will see us catch up quickly.”

     “Our priorities are accelerating revenue growth; right-sizing expenses; and, creating a high-performance culture. These priorities can best be achieved by leveraging our key assets — our customers, our sales force and employee base and our products. We have already made significant changes that will improve performance.”

     Klein continued: “The need for small and medium sized businesses to connect with buyers is critical to our success. We have relationships with about 800,000 businesses and while that might sound impressive we have just scratched the surface. There are more than 12.5 million of these businesses in the United States and thousands are launched weekly. We are streamlining cumbersome internal processes and equipping our sales professionals with new technology to drive sales.”

     “We are also changing Idearc’s management structure and focus. By centralizing and restructuring, we can eliminate complexity, maximize efficiency, and become easier to do business with. While the changes we have made and will continue to make will take some time to be fully realized, I am confident we will succeed.”

Financial Summary
Idearc reports financial results on a GAAP basis and on an adjusted pro forma basis to eliminate the impact of transition and certain non-recurring costs. The adjusted pro forma basis measures are described and are reconciled to the corresponding GAAP measures in the accompanying financial schedules.
On a year-to-date basis, Idearc reported multi-product revenues of $1,529 million, a 5.1 percent decrease compared to the same period in 2007. Year-to-date Internet revenue was $148 million, a 5.0 percent increase compared to the same period in 2007.
The Company reported second quarter 2008 multi-product revenues of $759 million, a 5.7 percent decrease compared to the same period in 2007. The Company reported Internet revenue of $75 million in the second quarter, a 2.7 percent increase compared to the same period in 2007.
The Company reported year-to-date earnings before interest, taxes, depreciation and amortization (EBITDA) of $658 million, an 8.4 percent decrease compared to the same period in 2007. Reported year-to-date EBITDA margins were 43.0 percent, compared to 44.6 percent in the same period in 2007. On an adjusted pro forma basis, year-to-date EBITDA was $683 million, an 11.3 percent decrease compared to the same period in 2007. Adjusted pro forma EBITDA margins were 44.7 percent, compared to 47.8 percent in the same period in 2007.
The company reported second quarter EBITDA of $299 million, a 17.9 percent decrease compared to the same period in 2007. The company reported EBITDA margins of 39.4 percent in the second quarter, compared to 45.2 percent in the same period 2007. On an adjusted pro forma basis, second quarter EBITDA was $316 million, a 19.2 percent decrease compared to the same period in 2007. Adjusted pro forma EBITDA margins were 41.6 percent in the second quarter 2008, compared to 48.6 percent in the same period in 2007.
The Company reported year-to-date net income of $187 million, an 11.8 percent decrease compared to the same period in 2007. On an adjusted pro forma basis, year-to-date net income was $203 million, a 17.5 percent decrease versus the same period in 2007.
The company reported net income of $76 million, a decrease of 30.3 percent versus the same period in 2007 for the second quarter 2008. On an adjusted pro forma basis, second quarter net income was $87 million, a decrease of 31.5 percent versus the same period in 2007.
Free cash flow for the six months ended June 30, 2008 was $151 million based on cash from operating activities of $176 million, less capital expenditure of $25 million.
Multi-product advertising sales for the second quarter declined 9.3 percent compared to 2007.
Idearc Reiterates Guidance for Full Year
Idearc is reiterating 2008 guidance, as of July 29, noting mid single digit decline in amortized multi-product revenues and some operating margin contraction.

Webcast Information
Idearc welcomes investors, media and other interested parties to join Scott Klein, Idearc CEO, and Samuel D. (Dee) Jones, acting chief financial officer, in a discussion via a webcast and teleconference beginning today at 10:00 a.m. (Eastern). Individuals within the United States can access the earnings call by dialing 888-603-6873. International participants should dial 973-582-2706. The pass code for the call is: 52261634. In order to ensure a prompt start time, please dial in to the call by 9:50 a.m. (Eastern). A replay of the teleconference will be available at 800-642-1687. International callers can access the replay by calling 706-645-9291. The replay pass code is 52261634. The replay will be available through August 12. In addition, a live webcast will be available on Idearc’s Web site at www.idearc.com, under the Investor Relations tab.
Certain statements included in this press release and the hyperlinked materials constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Idearc management’s current views with respect to Idearc’s financial performance and future events with respect to its business and industry in general. Statements that include the words “believe,” “anticipate,” “foresee,” and similar expressions identify forward-looking statements. Idearc cautions you not to place undue reliance on these forward-looking statements. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: (i) risks related to Idearc’s substantial indebtedness; (ii) risks related to Idearc’s declining print revenue; (iii) limitations on Idearc’s operating and strategic flexibility under the terms of its debt agreements; (iv) changes in Idearc’s competitive position due to competition from other yellow pages directories publishers and other traditional and new media and its ability to anticipate or respond to changes in technology and user preferences; (v) declining use of print yellow pages directories; (vi) access to capital markets and changes in credit ratings; (vii) changes in the availability and cost of paper and other raw materials used to print directories and reliance on third-party printers and distributors; (viii) increased credit risk associated with reliance on small- and medium-sized businesses; (ix) changes in operating performance; (x) increased demands on management as a result of operating as an independent company; (xi) Idearc’s ability to attract and retain qualified executives; (xii) Idearc’s ability to maintain good relations with its unionized employees; (xiii) changes in U.S. labor, business, political and/or economic conditions; (xiv) changes in governmental regulations and policies and actions of regulatory bodies; (xv) risks inherent in Idearc’s spin-off from its former parent corporation, Verizon Communications Inc., including increased costs and reduced profitability associated with operating as an independent company; and (xvi) risks associated with Idearc’s obligations under agreements entered into with Verizon in connection with the spin-off. For a discussion of these and other risks and uncertainties, see Idearc Inc.’s periodic filings with the Securities and Exchange Commission, which you may view at www.sec.gov, and in particular, Idearc Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007.

IDEARC INC.
Consolidated Statements of Income
Reported (GAAP)
Six Months Ended June 30, 2008 Compared to Six Months Ended June 30, 2007
(dollars in millions, except per share amounts)

	6 Mos. Ended	6 Mos. Ended
Unaudited	6/30/08	6/30/07	% Change
Operating Revenue
Print products	$1,379	$1,468	(6.1)
Internet	148	141	5.0
Other	2	2	—

Total Operating Revenue	1,529	1,611	(5.1)

Operating Expense
Selling	370	376	(1.6)
Cost of sales (exclusive of depreciation and amortization)	304	314	(3.2)
General and administrative	197	203	(3.0)
Depreciation and amortization	40	44	(9.1)

Total Operating Expense	911	937	(2.8)

Operating Income	618	674	(8.3)
Interest expense, net	329	337	(2.4)

Income Before Provision for Income Taxes	289	337	(14.2)
Provision for income taxes	102	125	(18.4)

Net Income	$187	$212	(11.8)

Basic and Diluted Earnings per Common Share(1)	$1.28	$1.45	(11.7)
Basic and diluted weighted-average common shares outstanding (in millions)	146	146

Dividends Declared per Common Share	$.3425	$.6850
Prior period amounts presented above and in the following schedules have been reclassified to conform to current year presentation.

Note:

(1)	Equity based awards granted in 2007 and 2008 had no material impact on the calculation of diluted earnings per common share.

IDEARC INC.
Consolidated Statements of Income
Reported (GAAP)
Three Months Ended June 30, 2008 Compared to Three Months Ended June 30, 2007
(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	6/30/08	6/30/07	% Change
Operating Revenue
Print products	$683	$731	(6.6)
Internet	75	73	2.7
Other	1	1	—

Total Operating Revenue	759	805	(5.7)

Operating Expense
Selling	185	188	(1.6)
Cost of sales (exclusive of depreciation and amortization)	157	156	0.6
General and administrative	118	97	21.6
Depreciation and amortization	20	22	(9.1)

Total Operating Expense	480	463	3.7

Operating Income	279	342	(18.4)
Interest expense, net	163	167	(2.4)

Income Before Provision for Income Taxes	116	175	(33.7)
Provision for income taxes	40	66	(39.4)

Net Income	$76	$109	(30.3)

Basic and Diluted Earnings per Common Share(1)	$.52	$.75	(30.7)
Basic and diluted weighted-average common shares outstanding (in millions)	146	146

Dividends Declared per Common Share	$—	$.3425

Note:

(1)	Equity based awards granted in 2007 and 2008 had no material impact on the calculation of diluted earnings per common share.

IDEARC INC.
Consolidated Statements of Income
Adjusted Pro Forma (Non-GAAP)(1)
Six Months Ended June 30, 2008 Compared to Six Months Ended June 30, 2007
(dollars in millions, except per share amounts)

	6 Mos. Ended	6 Mos. Ended
Unaudited	6/30/08	6/30/07	% Change
Operating Revenue
Print products	$1,379	$1,468	(6.1)
Internet	148	141	5.0
Other	2	2	—

Total Operating Revenue	1,529	1,611	(5.1)

Operating Expense
Selling	370	376	(1.6)
Cost of sales (exclusive of depreciation and amortization)	304	314	(3.2)
General and administrative	172	151	13.9
Depreciation and amortization	40	44	(9.1)

Total Operating Expense	886	885	0.1

Operating Income	643	726	(11.4)
Interest expense, net	329	337	(2.4)

Income Before Provision for Income Taxes	314	389	(19.3)
Provision for income taxes	111	143	(22.4)

Net Income	$203	$246	(17.5)

Basic and Diluted Earnings per Common Share(2)	$1.39	$1.69	(17.8)
Basic and diluted weighted-average common shares outstanding (in millions)	146	146

Notes:

(1)	These consolidated statements of income provide a comparison of the six months ended June 30, 2008 adjusted pro forma results to the six months ended June 30, 2007 adjusted pro forma results. The following schedules provide reconciliations from our reported GAAP results to adjusted pro forma non-GAAP results for the periods shown above.

(2)	Equity based awards granted in 2007 and 2008 had no material impact on the calculation of diluted earnings per common share.

IDEARC INC.
Consolidated Statements of Income
Adjusted Pro Forma (Non-GAAP)(1)
Three Months Ended June 30, 2008 Compared to Three Months Ended June 30, 2007
(dollars in millions, except per share amounts)

	3 Mos. Ended	3 Mos. Ended
Unaudited	6/30/08	6/30/07	% Change
Operating Revenue
Print products	$683	$731	(6.6)
Internet	75	73	2.7
Other	1	1	—

Total Operating Revenue	759	805	(5.7)

Operating Expense
Selling	185	188	(1.6)
Cost of sales (exclusive of depreciation and amortization)	157	156	0.6
General and administrative	101	70	44.3
Depreciation and amortization	20	22	(9.1)

Total Operating Expense	463	436	6.2

Operating Income	296	369	(19.8)
Interest expense, net	163	167	(2.4)

Income Before Provision for Income Taxes	133	202	(34.2)

Provision for income taxes	46	75	(38.7)

Net Income	$87	$127	(31.5)

Basic and Diluted Earnings per Common Share(2)	$.60	$.87	(31.0)
Basic and diluted weighted-average common shares outstanding (in millions)	146	146

Notes:

(1)	These consolidated statements of income provide a comparison of the three months ended June 30, 2008 adjusted pro forma results to the three months ended June 30, 2007 adjusted pro forma results. The following schedules provide reconciliations from our reported GAAP results to adjusted pro forma non-GAAP results for the periods shown above.

(2)	Equity based awards granted in 2007 and 2008 had no material impact on the calculation of diluted earnings per common share.

IDEARC INC.
Consolidated Statements of Income
Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)
Six Months Ended June 30, 2008
(dollars in millions, except per share amounts)

		Non-Recurring Items
	6 Mos. Ended				6 Mos. Ended
	6/30/08				6/30/08
					Adjusted
	Reported	Stock-Based	Separation	Restructuring	Pro Forma
Unaudited	(GAAP)	Compensation(3)	Costs(4)	Costs(5)	(Non-GAAP)
Operating Revenue
Print products	$1,379	$—	$—	$—	$1,379
Internet	148	—	—	—	148
Other	2	—	—	—	2

Total Operating Revenue	1,529	—	—	—	1,529

Operating Expense
Selling	370	—	—	—	370
Cost of sales (exclusive of depreciation and amortization)	304	—	—	—	304
General and administrative	197	(4)	(14)	(7)	172
Depreciation and amortization	40	—	—	—	40

Total Operating Expense	911	(4)	(14)	(7)	886

Operating Income	618	4	14	7	643
Interest expense, net	329	—	—	—	329

Income Before Provision for Income Taxes	289	4	14	7	314
Provision for income taxes	102	1	5	3	111

Net Income	$187	$3	$9	$4	$203

Basic and Diluted Earnings per Common Share	$1.28	$.02	$.06	$.03	$1.39

Operating Income	$618	$4	$14	$7	$643
Depreciation and Amortization	40	—	—	—	40

EBITDA (non-GAAP)(1)	$658	$4	$14	$7	$683

Operating Income margin(2)	40.4%				42.1%
Impact of depreciation and amortization	2.6%				2.6%

EBITDA margin (non-GAAP)(1)	43.0%				44.7%

Notes:

(1)	EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue.

(2)	Operating income margin is calculated by dividing operating income by total operating revenue.

(3)	The stock-based compensation reflects costs associated with a one-time incentive compensation award granted to most of the Company’s employees in January 2007.

(4)	Separation costs reflects costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

(5)	Restructuring costs are associated with strategic organizational realignment and market exit activities.

IDEARC INC.
Consolidated Statements of Income
Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)
Three Months Ended June 30, 2008
(dollars in millions, except per share amounts)

		Non-Recurring Items
	3 Mos. Ended				3 Mos. Ended
	6/30/08				6/30/08
					Adjusted
	Reported	Stock Based	Separation	Restructuring	Pro Forma
Unaudited	(GAAP)	Compensation(3)	Costs(4)	Costs(5)	(Non-GAAP)
Operating Revenue
Print products	$683	$—	$—	$—	$683
Internet	75	—	—	—	75
Other	1	—	—	—	1

Total Operating Revenue	759	—	—	—	759

Operating Expense
Selling	185	—	—	—	185
Cost of sales (exclusive of depreciation and amortization)	157	—	—	—	157
General and administrative	118	(3)	(7)	(7)	101
Depreciation and amortization	20	—	—	—	20

Total Operating Expense	480	(3)	(7)	(7)	463

Operating Income	279	3	7	7	296
Interest expense, net	163	—	—	—	163

Income Before Provision for Income Taxes	116	3	7	7	133
Provision for income taxes	40	1	2	3	46

Net Income	$76	$2	$5	$4	$87

Basic and Diluted Earnings per Common Share	$.52	$.01	$.04	$.03	$.60

Operating Income	$279	$3	$7	$7	$296
Depreciation and Amortization	20	—	—	—	20

EBITDA (non-GAAP)(1)	$299	$3	$7	$7	$316

Operating Income margin(2)	36.8%				39.0%
Impact of depreciation and amortization	2.6%				2.6%

EBITDA margin (non-GAAP)(1)	39.4%				41.6%

Notes:

(1)	EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue.

(2)	Operating income margin is calculated by dividing operating income by total operating revenue.

(3)	The stock-based compensation reflects costs associated with a one-time incentive compensation award granted to most of the Company’s employees in January 2007.

(4)	Separation costs reflects costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

(5)	Restructuring costs are associated with strategic organizational realignment and market exit activities.

IDEARC INC.
Consolidated Statements of Income
Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)
Six Months Ended June 30, 2007
(dollars in millions, except per share amounts)

		Non-Recurring Items
	6 Mos. Ended			6 Mos. Ended
	6/30/07			6/30/07
				Adjusted
	Reported	Stock-Based	Separation	Pro Forma
Unaudited	(GAAP)	Compensation(3)	Costs(4)	(Non-GAAP)
Operating Revenue
Print products	$1,468	$—	$—	$1,468
Internet	141	—	—	141
Other	2	—	—	2

Total Operating Revenue	1,611	—	—	1,611

Operating Expense
Selling	376	—	—	376
Cost of sales (exclusive of depreciation and amortization)	314	—	—	314
General and administrative	203	(17)	(35)	151
Depreciation and amortization	44	—	—	44

Total Operating Expense	937	(17)	(35)	885

Operating Income	674	17	35	726
Interest expense, net	337	—	—	337

Income Before Provision for Income Taxes	337	17	35	389
Provision for income taxes	125	6	12	143

Net Income	$212	$11	$23	$246

Basic and Diluted Earnings per Common Share	$1.45	$.08	$.16	$1.69

Operating Income	$674	$17	$35	$726
Depreciation and Amortization	44	—	—	44

EBITDA (non-GAAP)(1)	$718	$17	$35	$770

Operating Income margin(2)	41.9%			45.1%
Impact of depreciation and amortization	2.7%			2.7%

EBITDA margin (non-GAAP)(1)	44.6%			47.8%

Notes:

(1)	EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue.

(2)	Operating income margin is calculated by dividing operating income by total operating revenue.

(3)	The stock-based compensation reflects costs associated with a one-time incentive compensation award granted to most of the Company’s employees in January 2007.

(4)	Separation costs reflects costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

IDEARC INC.
Consolidated Statements of Income

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)
Three Months Ended June 30, 2007
  (dollars in millions, except per share amounts)

		Non-Recurring Items
	3 Mos. Ended			3 Mos. Ended
	6/30/07			6/30/07
				Adjusted
	Reported	Stock Based	Separation	Pro Forma
Unaudited	(GAAP)	Compensation(3)	Costs(4)	(Non-GAAP)
Operating Revenue
Print products	$731	$—	$—	$731
Internet	73	—	—	73
Other	1	—	—	1

Total Operating Revenue	805	—	—	805

Operating Expense
Selling	188	—	—	188
Cost of sales (exclusive of depreciation and amortization)	156	—	—	156
General and administrative	97	(8)	(19)	70
Depreciation and amortization	22	—	—	22

Total Operating Expense	463	(8)	(19)	436

Operating Income	342	8	19	369
Interest expense, net	167	—	—	167

Income Before Provision for Income Taxes	175	8	19	202
Provision for income taxes	66	3	6	75

Net Income	$109	$5	$13	$127

Basic and Diluted Earnings per Common Share	$.75	$.03	$.09	$.87

Operating Income	$342	$8	$19	$369
Depreciation and Amortization	22	—	—	22

EBITDA (non-GAAP)(1)	$364	$8	$19	$391

Operating Income margin(2)	42.5%			45.9%
Impact of depreciation and amortization	2.7%			2.7%

EBITDA margin (non-GAAP)(1)	45.2%			48.6%

Notes:

(1)	EBITDA is a non-GAAP measure that represents earnings before interest, taxes, depreciation, and amortization. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by total operating revenue.

(2)	Operating income margin is calculated by dividing operating income by total operating revenue.

(3)	The stock-based compensation reflects costs associated with a one-time incentive compensation award granted to most of the Company’s employees in January 2007.

(4)	Separation costs reflects costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

IDEARC INC.
Consolidated Balance Sheets
Reported (GAAP)
As of June 30, 2008 and December 31, 2007

(dollars in millions)

Unaudited	6/30/2008	12/31/2007
Assets
Current assets:
Cash and cash equivalents	$127	$48
Accounts receivable, net of allowances of $83 and $77	408	423
Deferred directory costs	312	312
Prepaid expenses and other	5	10

Total current assets	852	793

Property, plant and equipment	476	471
Less: accumulated depreciation	368	356

	108	115

Goodwill	73	73
Intangible assets, net	295	303
Pension assets	182	171
Non-current deferred tax assets	84	124
Debt issuance costs	81	86
Other non-current assets	3	2

Total Assets	$1,678	$1,667

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	$233	$272
Deferred revenue	197	209
Current maturities of long-term debt	85	48
Current deferred taxes	23	28
Other	25	31

Total current liabilities	563	588

Long-term debt	8,959	9,020
Employee benefit obligations	316	327
Unrecognized tax benefits	87	109
Other liabilities	185	223
Stockholders’ equity (deficit):
Common stock ($.01 par value; 225 million shares authorized, 147,776,287 and 146,795,971 shares issued and outstanding in 2008 and 2007, respectively)	1	1
Additional paid-in capital (deficit)	(8,769)	(8,776)
Retained earnings	498	361
Accumulated other comprehensive loss	(162)	(186)

Total stockholders’ equity (deficit)	(8,432)	(8,600)

Total Liabilities and Stockholders’ Equity (Deficit)	$1,678	$1,667

IDEARC INC.
Consolidated Statements of Cash Flows
Reported (GAAP)
Six Months Ended June 30, 2008 Compared to Six Months Ended June 30, 2007
(dollars in millions)

	6 Months Ended	6 Months Ended
Unaudited	6/30/08	6/30/07

Cash Flows from Operating Activities
Net Income	$187	$212
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	40	44
Employee retirement benefits	(1)	10
Deferred income taxes	7	1
Provision for uncollectible accounts	87	64
Stock-based compensation	1	28
Changes in current assets and liabilities
Accounts receivable	(72)	(152)
Deferred directory costs	—	(31)
Other current assets	5	1
Accounts payable and accrued liabilities	(66)	(25)
Other, net	(12)	(14)

Net cash provided by operating activities	176	138

Cash Flows from Investing Activities
Capital expenditures (including capitalized software)	(25)	(22)
Proceeds from sale of assets	2	1
Other, net	—	4

Net cash used in investing activities	(23)	(17)

Cash Flows from Financing Activities
Repayment of long-term debt	(24)	(24)
Dividends paid to Idearc stockholders	(50)	(100)

Net cash used in financing activities	(74)	(124)

Increase (decrease) in cash and cash equivalents	79	(3)
Cash and cash equivalents, beginning of year	48	172

Cash and cash equivalents, end of period	$127	$169

IDEARC INC.
Mutli-Product Advertising Sales
(dollars in millions)

	3 Mos. Ended	3 Mos. Ended	3 Mos. Ended	6 Mos. Ended	6 Mos. Ended	6 Mos. Ended
Unaudited	6/30/08	6/30/07	6/30/06	6/30/08	6/30/07	6/30/06
Net Print Products Revenue(1)	$606	$678	$697	$1,257	$1,383	$1,419
% Change year-over-year	(10.6%)	(2.7%)		(9.1%)	(2.5%)

Net Internet Revenue(2)	75	73	55	148	141	107
% Change year-over-year	2.7%	32.7%		5.0%	31.8%

Net Multi-Product Advertising Sales(3)	681	751	752	1,405	1,524	1,526
% Change year-over-year	(9.3%)	(0.1%)		(7.8%)	(0.1%)

Notes:

(1)	Net print products revenue represents the total revenue value (less a provision for sales allowances) of directories published that will be amortized over the life of the directories, which is typically 12 months. Directories from preceding periods have been aligned to match the publication schedule of 2008 publications, allowing for a meaningful comparison of current publications to previous publications. Previously reported amounts have been changed to reflect subsequent adjustments.

(2)	Net Internet revenue represents total revenue for our fixed-fee and performance-based advertising products less a provision for sales allowances. Fixed-fee advertising includes advertisement placement on our Superpages.com website, and website development and hosting for our advertisers. Revenue from fixed-fee advertisers is recognized monthly over the life of the advertising service. Performance-based advertising revenue is earned when consumers connect with our Superpages.com advertisers by a “click” on their Internet advertising or a phone call to their business. Revenue from performance-based advertising is recognized when there is evidence that qualifying transactions have occurred.

(3)	Net multi-product advertising sales is a statistical measure. It is important to distinguish net mult-product advertising sales from total operating revenue, which on our financial statements is recognized under the deferral and amortization method.

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About Idearc Inc.
Idearc Inc. (NYSE: IAR) delivers products on multiple platforms to help consumers find the information they want, wherever they are. Idearc’s multi-platform of advertising solutions includes Superpages.com®, Superpages MobileSM, Superpages Mobile SM for BlackBerry®, Switchboard.com, LocalSearch.comSM, Verizon® Yellow Pages, Verizon® White Pages, smaller-sized portable Verizon® Yellow Pages Companion Directories, FairPoint® Yellow Pages, FairPoint® White Pages, FairPoint® Yellow Pages Companion Directories, reFresh reCharge reNew™ magazine, Solutions At Hand™ magazine, and Solutions on the Move™ and Solutions Direct™ direct mail packages. For more information, visit www.idearc.com.
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